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                                                                   EXHIBIT 10.35

             CONTRACT ABOUT A MANUFACTURING RELATIONSHIP RELATED TO
           THE PARTIAL MANUFACTURING OF A PRODUCT CALLED "LED LIGHT"
                              (OR APOLLO-E-LIGHT)

Note: The partial manufacturing is related to the contract between L.T.I.
      France and DMDS-US)

1.   This contract is made and agreed for by:

     DMDS USA INC, 200 N. Westlake Blvd., Suite 202, Westlake Village, CA
     91362, USA with registration number ....... here represented by Robert
     Gurevitch, President of the Company and duly powered to act in the way of this contract, on one side -- party one;

     Francois Duret, Chateau de Tarailhan, 11560 Fleury d'Aude, France, here signing in his own name and in name of a French company in constitution (name: SED-R or another, company form: societe anonyme simple -- starting share capital: 250 000 FF) on the other side -- party two

     It is agreed what follows:

2. Both parties enter into a manufacturing relationship for the partial manufacturing of a product defined as L.E.D. light or (Apollo-E-Light). However, it is clearly understood that this contract and the resulting manufacturing relationship will only be valid after the written approval from party one relating to a functional prototype of the L.E.D. light. Prototype which must have the technical and commercial qualification as pointed out by party one to party two.

     Regarding the here into mentioned required qualifications, more specific details are explained in annexes 1 and 2 of this contract.

3. The manufacturing relationship will be organized and will follow the basic rules as determined below:

4. Party two will manufacture the LED light (or new Apollo-E-Light) under the conditions and specifications set by party one. Party two will manufacture for the only exclusive account of party one, excluding in that way and automatically all other goals, aims or reasons to manufacture the L.E.D. light. (F.I. For the account of a third party). The interpretation of this strict exclusivity is based on the industrial property related to the entire product L.E.D. light, property belonging to DMDS-USA.

     On the other side, party one is granting worldwide manufacturing exclusivity (manufacturing only as mentioned and described in this contract and its annexes). Furthermore, this contract is agreed for one-


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